Exhibit 99.1

Impinj Announces Preliminary Fourth-Quarter 2020 Revenue Ahead of Participation at 23rd Annual Needham Virtual Growth Conference

SEATTLE, January 11, 2021 – Impinj, Inc. (NASDAQ: PI), a leading provider and pioneer of RAIN RFID solutions, today announced that it expects preliminary fourth quarter 2020 revenue to exceed $36.0 million, above its prior guidance of $26.5 – 28.5 million.

The company also announced that Chris Diorio, Impinj co-founder and CEO, and Cary Baker, Impinj CFO, will participate in a fireside chat at the Needham Virtual Growth Conference:

Event: 23rd Annual Needham Virtual Growth Conference

Time: Wednesday, January 13, 2021 at 12:30 p.m. ET

The presentation will be webcast and can be accessed on the company’s website at investor.impinj.com.

Impinj to Announce Fourth-Quarter and Year-end 2020 Financial Results

Impinj will release financial results for its fourth quarter and year ended December 31, 2020 after U.S. markets close on Wednesday, February 10, 2021. Impinj will host a conference call and webcast for analysts and investors to discuss its fourth-quarter and year-end 2020, as well as its outlook for first-quarter 2021, at 5:00 p.m. ET / 2:00 p.m. PT that day. The call will be open to the public and interested parties may listen to the call by dialing +1-412-317-5196, or by accessing the webcast from the company’s website at investor.impinj.com.

A telephonic replay of the call will be available one hour after the call and will run for five business days. It can be accessed by dialing +1-412-317-0088 and entering passcode 10150880. An archived version of the webcast will be available for one year on the company’s website at investor.impinj.com.

Management’s prepared written remarks, along with quarterly financial data for the last eight quarters, will be made available on our website at investor.impinj.com commensurate with this release.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include a statement regarding our preliminary estimate of fourth quarter 2020 revenue. Such statements are based on current assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties, many of which are beyond our control, include the risks set forth in our filings with the Securities and Exchange Commission. Furthermore, we are in the process of finalizing our financial results for the fourth quarter 2020, and therefore our finalized and audited results and final analysis of those results are not yet available. The preliminary expectations regarding fourth quarter 2020 revenue are the responsibility of management, are subject to management’s review and actual results could differ from management’s expectations. The actual results are also subject to audit by our independent registered public accounting firm and no assurance is given by our independent registered public accounting firm on such preliminary expectations. You should not draw any conclusions as to any other financial results as of and for the quarter ended December 31, 2020 based on the foregoing estimates. These forward-looking statements speak only as of the date hereof. Impinj disclaims any obligation to update these forward-looking statements.

About Impinj

Impinj (NASDAQ: PI) helps businesses and people analyze, optimize, and innovate by wirelessly connecting billions of everyday things—such as apparel, automobile parts, luggage, and shipments—to the Internet. The Impinj platform uses RAIN RFID to deliver timely data about these everyday things to business and consumer applications, enabling a boundless Internet of Things. www.impinj.com

Investor Relations Contact

Investor Relations

+1-206-315-4470

ir@impinj.com

Media Contact

Jill West
Vice President, Strategic Communications

+1 206-834-1110

jwest@impinj.com